UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Semi-Annual Report

April 30, 2010

Invests primarily in equity securities of telecommunications companies in emerging markets.

Letter to Shareholders (unaudited)

June 10, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the six-month period ended April 30, 2010. The Fund's principal investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity securities of telecommunications companies in emerging markets.

For the period ended April 30, 2010, the total return to shareholders of the Fund based on the net asset value (NAV) of the Fund was 7.2% versus a return of 7.7% for the Fund's benchmark, the MSCI Emerging Markets Telecommunications Services Index 10/40. Based on market price, the Fund's shares gained 6.9% during the period, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's share price increased 6.1% over the six months, from $15.95 on October 31, 2009 to $16.92 on April 30, 2010. The Fund's share price on April 30, 2010 represented a discount of 11.5% to the NAV per share of $19.11 on that date, compared with a discount of 11.3% to the NAV per share of $17.99 on October 31, 2009. As of June 10, 2010, the share price was $15.76, representing a discount of 14.3% to the NAV per share of $18.39.

Change in Legal Entity Name

On March 29, 2010, the Board of Directors of the Fund approved a name change for the Fund in order to align the Fund more closely with the investment advisor and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objectives and NYSE Amex ticker symbol, ETF, remain unchanged.

Market Review

Through the latter part of 2009, the emerging markets telecommunications sector lagged the broader emerging markets index as a result of concerns over industry restructuring, regulation, competition and pricing. In industry related news, for example, India postponed the introduction of mobile number portability, but as the service is rolled out it is expected to fuel competition, where intense rivalry has led to a wave of price cuts. In Mexico, too, regulators are proposing to increase the level of competition by allowing new companies to offer wireless and internet services by 2012. This may threaten the market dominance enjoyed by América Móvil. We believe regulators also plan to increase the degree of competition in the fixed line and broadband markets.

In the first quarter of 2010, the emerging markets telecommunications sector rose, lifted by hopes that the global economic recovery will drive demand for computer and technology-related products. Upbeat economic news in the emerging markets also boosted sentiment, overturning worries about monetary tightening in China and the risk of sovereign debt contagion in Europe. The Federal Reserve's unexpected decision to raise the discount rate, in particular, had stoked concerns about the premature unwinding of stimulus measures, but its subsequent pledge to keep interest rates low turned sentiment around in March, along with improving GDP figures in emerging economies and the assurance of aid to help Greece avoid a debt default.

Economic data continued to improve, with the rise in fourth-quarter GDP from such countries as Brazil, Argentina, Turkey and Korea underscoring the recovery across emerging economies. China's full-year growth accelerated to 8.7%, while Poland was the only European Union country to expand last year. More recently, India's industrial output advanced in January, while China's exports accelerated in February. On the flip side, Mexico's 2009 GDP fell sharply because of its close links with the struggling US economy.

Inflationary pressures were at first benign, but later became more worrisome as economic activity rebounded. India, Malaysia and Israel finally raised interest rates towards the period end, though most central banks continued to keep rates unchanged. Other tightening measures were employed as fears about asset bubbles resurfaced: India, China and Brazil raised banks' reserve ratios, while China also ordered lenders to halt lending temporarily.

Meanwhile, China and Hong Kong took steps to quell escalating property prices.

Outlook

The outlook for the sector shows some promise in that the International Telecommunication Union (ITU) forecasts the number of mobile phone subscriptions worldwide to hit five billion this year, up from 4.6 billion in 2009. Cellular penetration in China, for example, is approximately 54% and rising nominal GDP, together with falling handset prices, should increase affordability and drive cellular penetration. Nevertheless, growth is increasingly elusive in the sector, prompting management teams to broaden their portfolio of services through the development of value-added services such as mobile payment, IT technology and infrastructure, consulting and vertical industry solutions.

On the economic front, we believe attention will likely be trained on policy action in the near term, both in the developing and developed economies. We also believe it is possible more central banks, particularly those in Asia, will begin raising interest rates, in what

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

would be a normalization of monetary conditions as economies recover. Separately, a renminbi revaluation has been speculated. Western governments face a bigger quandary as demand remains weak, but enormous fiscal deficits are increasing pressure for the reversal of unprecedented stimulus measures. We believe market volatility is therefore likely to continue, although we would view weakness as a buying opportunity as the long-term outlook for emerging markets remains attractive, supported by a strong financial footing in most countries.

In the current economic environment, we will continue to uphold our disciplined process of investing in fundamentally strong companies, which we believe will deliver solid long-term results.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact the Plan Agent toll free at 1-800-647-0584 (international 1-781-575-3100).

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  Emailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.aberdeenetf.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen's latest closed-end fund news.

Yours sincerely,

Christian Pittard President

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Portfolio Summary

April 30, 2010 (unaudited)

Top 10 Holdings, by Issuer

April 30, 2010 (unaudited)

	Holding	Sector	Country	Percent of Net Assets
1.	China Mobile Ltd.	Wireless Telecommunication Services	China	12.4%
2.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	10.4%
3.	Bharti Airtel Ltd.	Wireless Telecommunication Services	India	8.5%
4.	Taiwan Mobile Co., Ltd.	Wireless Telecommunication Services	Taiwan	7.9%
5.	Mobile Telesystems OJSC	Wireless Telecommunication Services	Russia	5.8%
6.	Digi.Com BHD	Wireless Telecommunication Services	Malaysia	5.0%
7.	Bezeq Israeli Telecommunication Corp. Ltd.	Diversified Telecommunication Services	Israel	4.9%
8.	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	Singapore	4.2%
9.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	4.2%
10.	VimpelCom Ltd.	Diversified Telecommunication Services	Russia	4.2%

Average Annual Returns

April 30, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	26.65%	(2.23)%	12.95%	2.51%
Market Value	21.66%	(5.43)%	13.32%	3.62%

Aberdeen may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.59%.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Portfolio of Investments

April 30, 2010 (unaudited)

No. of Shares		Description	Value
EQUITY OR EQUITY-LINKED SECURITIES—97.9%
EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES—84.1%
ASIA—0.4%
VENTURE CAPITAL—0.4%
3,622,118	(d)	TVG Asian Communications Fund II, L.P.(a)(b)(c) (cost $886,646)	$592,984
CHILE—3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.0%
335,132		Empresa Nacional de Telecomunicaciones S.A. (cost $4,214,099)	4,768,413
CHINA—12.4%
WIRELESS TELECOMMUNICATION SERVICES—12.4%
1,880,172		China Mobile Ltd.(e)	18,429,273
23,920		China Mobile Ltd., ADR	1,169,688
		Total China (cost $23,550,968)	19,598,961
CROATIA—2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
74,400		Hrvatske Telekomunikacije dd(e) (cost $4,098,085)	3,733,340
INDIA—8.5%
WIRELESS TELECOMMUNICATION SERVICES—8.5%
1,989,920		Bharti Airtel Ltd.(e) (cost $16,758,085)	13,396,918
INDONESIA—7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.2%
7,699,954		PT Telekomunikasi Indonesia Tbk(e)	6,647,344
WIRELESS TELECOMMUNICATION SERVICES—3.2%
7,756,356		PT Indosat Tbk(e)	5,031,357
		Total Indonesia (cost $10,036,060)	11,678,701
ISRAEL—6.8%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.9%
3,132,772		Bezeq Israeli Telecommunication Corp. Ltd.(e)	7,674,334
VENTURE CAPITAL—1.9%
1,674,587	(d)	BPA Israel Ventures LLC(a)(b)(c)	497,217
4,000,000	(d)	Concord Ventures Fund II, L.P.(a)(b)	597,268
2,750,000	(d)	Giza GE Venture Fund III L.P.(a)(b)	586,025
2,000,000	(d)	K.T. Concord Venture Fund L.P.(a)(b)	92,322
686,184	(d)	Neurone Ventures II, L.P.(a)(b)(c)	199,726
2,001,470	(d)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)	490,200
1,345,438	(d)	Walden-Israel Ventures III, L.P.(a)(b)(c)	594,831
			3,057,589
		Total Israel (cost $15,719,273)	10,731,923
KENYA—3.6%
WIRELESS TELECOMMUNICATION SERVICES—3.6%
74,992,400		Safaricom Ltd.(e) (cost $4,022,722)	5,740,338

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Portfolio of Investments (continued)

April 30, 2010 (unaudited)

No. of Shares		Description	Value
LATIN AMERICA—0.2%
VENTURE CAPITAL—0.2%
2,286,227	(d)	JPMorgan Latin America Capital Partners L.P.(a)(b)(c) (cost $666,719)	$294,946
MEXICO—10.4%
WIRELESS TELECOMMUNICATION SERVICES—10.4%
317,498		América Móvil S.A.B. de C.V., Series L, ADR(e) (cost $5,895,099)	16,344,797
MOROCCO—2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
186,000		Maroc Telecom(e) (cost $3,402,454)	3,614,984
RUSSIA—10.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.2%
374,759		VimpelCom Ltd., ADR(a)	6,528,302
WIRELESS TELECOMMUNICATION SERVICES—5.8%
1,007,000		Mobile Telesystems OJSC	9,183,840
		Total Russia (cost $10,014,268)	15,712,142
SOUTH AFRICA—3.7%
WIRELESS TELECOMMUNICATION SERVICES—3.7%
398,791		MTN Group Ltd.(e) (cost $5,066,586)	5,889,241
TAIWAN—7.9%
WIRELESS TELECOMMUNICATION SERVICES—7.9%
6,538,340		Taiwan Mobile Co., Ltd.(e) (cost $10,568,932)	12,512,241
THAILAND—4.0%
WIRELESS TELECOMMUNICATION SERVICES—4.0%
2,696,765		Advanced Info Service Public Co., Ltd.(e) (cost $7,333,876)	6,313,706
GLOBAL—1.1%
VENTURE CAPITAL—1.1%
7,248,829	(d)	Emerging Markets Ventures I, L.P.(a)(b)(c)	782,511
2,400,000	(d)	Telesoft Partners II QP, L.P.(a)(b)	863,112
		Total Global (cost $4,076,357)	1,645,623
		Total Emerging Countries (cost $126,310,229)	132,569,258
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES—13.8%
MALAYSIA—5.0%
WIRELESS TELECOMMUNICATION SERVICES—5.0%
1,100,000		Digi.Com BHD(e) (cost $6,798,740)	7,826,347
Portugal—4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.0%
624,000		Portugal Telecom SGPS S.A.(e) (cost $6,462,769)	6,342,012
SINGAPORE—4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.2%
3,030,000		Singapore Telecommunications Ltd.(e) (cost $6,711,795)	6,682,801

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2010 (unaudited)

No. of Shares		Description	Value
UNITED STATES—0.6%
INTERNET SOFTWARE & SERVICES—0.1%
881		NetFlix, Inc.(a)	$87,016
VENTURE CAPITAL—0.5%
1,948,200	(d)	Technology Crossover Ventures IV, L.P.(a)(b)(c)	841,455
		Total United States (cost $553,608)	928,471
		Total Developed Countries (cost $20,526,912)	21,779,631
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE—0.0%
ARGENTINA—0.0%
VENTURE CAPITAL—0.0%
1,897,761	(d)	Exxel Capital Partners V, L.P.(b) (cost $380,481)	0
TOTAL EQUITY OR EQUITY-LINKED SECURITIES—97.9% (cost $147,217,622)			154,348,889
SHORT-TERM INVESTMENT—0.9%
Principal Amount (000's)
BAHAMAS—0.9%
$1,341		Citibank Nassau, overnight deposit, 0.03%, 05/03/10 (cost $1,341,000)	1,341,000
		Total Investments—98.8% (cost $148,558,622)	155,689,889
		Cash and Other Assets, less Liabilities—1.2%	1,939,472
		Net Assets—100.0%	$157,629,361

(a)  Non-income producing security.

(b)  Restricted security, not readily marketable. (See Notes H).

(c)  As of April 30, 2010, the aggregate amount of open commitments for the Fund is $2,598,090. (See Note H).

(d)  Represents contributed capital.

(e)  Security was fair valued as of April 30, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Note B and H).

ADR  American Depositary Receipts.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Statement of Assets and Liabilities

As of April 30, 2010 (unaudited)

Assets
Investments, at value (Cost $148,558,622)	$155,689,889
Foreign currencies (Cost $641,927)	652,702
Dividend receivable	1,682,049
Prepaid expenses	6,925
Total assets	158,031,565
Liabilities
Due to custodian	72,912
Investment advisory fees payable (Note C)	141,018
Administration fees payable	30,166
Accrued expenses and other liabilities	158,108
Total liabilities	402,204
Net Assets	$157,629,361
Net Assets consist of
Capital stock, $0.001 par value (Note D)	$8,247
Paid-in capital	157,833,749
Undistributed net investment income	3,667,270
Accumulated net realized loss on investments and foreign currency related transactions	(11,013,494)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	7,133,589
Net Assets applicable to shares outstanding	$157,629,361
Net asset value per share, based on 8,246,665 shares issued and outstanding	$19.11
Market price per share	$16.92

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2010 (unaudited)

Investment Income
Income:
Dividends and other income	$2,980,065
Less: Foreign taxes withheld	(261,320)
Total investment income	2,718,745
Expenses:
Investment advisory fees (Note C)	823,816
Custodian's fees and expenses	163,195
Legal fees and expenses	52,681
Directors' fees and expenses	51,935
Administration fees (Note C)	44,176
Independent auditors' fees and expenses	33,050
Insurance expense	20,554
Reports to shareholders and proxy solicitation	18,097
Investor relations program fees and expenses	9,932
Transfer agent's fees and expenses	9,767
Miscellaneous	8,778
Total expenses	1,235,981
Net investment income	1,482,764
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	(1,384,773)
Foreign currency transactions	(53,462)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	10,280,570
Net realized and unrealized gain on investments and foreign currency transactions	$8,842,335

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,482,764	$3,305,416
Net realized gain/(loss) on investments and foreign currency transactions	(1,438,235)	9,858,505
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	10,280,570	12,487,235
Net increase/(decrease) in net assets resulting from operations	10,325,099	25,651,156
Dividends and distributions to shareholders from:
Net investment income	(1,024,236)	(2,968,015)
Capital share transactions:
Issuance of 0 and 2,180 shares through the directors compensation plan (Note C)	–	35,299
Total increase in net assets resulting from operations	9,300,863	22,718,440
Net Assets
Beginning of period	148,328,498	125,610,058
End of period*	$157,629,361	$148,328,498

*  Includes undistributed net investment income of $3,667,270 and $3,208,742, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2010		For the Fiscal Years Ended October 31,
	(unaudited)		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.99		$15.24	$29.69	$17.67	$12.72	$9.95
Net investment income(a)	0.18		0.40	0.43	0.01	0.01	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.06		2.71	(14.98)	12.02 (b)	4.93	2.74
Net increase/(decrease) in net assets resulting from operations	1.24		3.11	(14.55)	12.03	4.94	2.76
Dividends and distributions to shareholders:
Net investment income	(0.12)		(0.36)	(0.01)	(0.02)	–	–
Anti-dilutive impact due to capital shares tendered or repurchased	–		–	0.11	0.01	0.01	0.01
Net asset value, end of period	$19.11		$17.99	$15.24	$29.69	$17.67	$12.72
Market value, end of period	$16.92		$15.95	$12.66	$28.08	$16.00	$10.91
Total Investment Return(c)	6.86%		29.52%	(54.89%)	75.68%	46.65%	28.05%
Ratios/Supplemental Data
Net assets, end of year (000 omitted)	$157,629		$148,328	$125,610	$253,830	$152,045	$109,823
Ratio of expenses to average net assets	1.59	%(d)	1.43%	1.37%	1.50%	1.62%	1.93%
Ratio of expenses to average net assets, excluding taxes	1.59	%(d)	1.43%	1.37%	1.50%	1.60%	1.92%
Ratio of net investment income to average net assets	1.94	%(d)	2.51%	1.75%	0.03%	0.09%	0.15%
Portfolio turnover rate	10.05%		90.65%	34.07%	26.47%	39.79%	80.95%

(a)  Based on average shares outstanding.

(b)  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.04 (Note C).

(c)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(d)  Annualized.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements

April 30, 2010 (unaudited)

Note A. Organization

Aberdeen Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of telecommunications companies in emerging markets.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

On March 29, 2010, the Board of Directors of the Fund approved a name change for the Fund in order to align the Fund more closely with the investment advisor and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objectives and NYSE Amex ticker symbol, ETF, remain unchanged.

Note B. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of "Valuation Time." Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund's Board of Directors ("Board of Directors"). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from a broker-dealer. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a "subsequent event"). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund's equity securities that are traded on a foreign exchange or market which closes prior to the Fund's Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund's Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3	Balance as of 04/30/2010
Diversified Telecommunication Services	$11,296,715	$34,694,815	$–	$45,991,530
Internet Software & Services	87,016	–	–	87,016
Venture Capital	–	–	6,432,597	6,432,597
Wireless Telecommunication Services	33,012,031	68,825,715	–	101,837,746
Short-Term Investments	–	1,341,000	–	1,341,000
Total	$44,395,762	$104,861,530	$6,432,597	$155,689,889

*  At April 30, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2009	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases (sales)	Net transfers in and/or out of Level 3	Balance as of 04/30/2010
Venture Capital	$6,768,368	$–	$(173,327)	$(393,780)	$231,336	$–	$6,432,597
Total	$6,768,368	$–	$(173,327)	$(393,780)	$231,336	$–	$6,432,597

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2010 is $(393,780). For the period ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income:

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2010, the Fund did not incur such expense.

The Fund may be subject to a 16% Indian capital gains tax on gains derived from the sale of certain Indian investments. For the six months ended April 30, 2010, the Fund did not incur such expense.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended April 30, 2010, the Fund did not incur such expense.

Foreign Currency Translations:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains:

The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution maybe made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." This ASU will add new requirements for disclosures into and out of Levels I and II fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009.

Note C. Agreements

Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the Fund's investment adviser with respect to all investments. The adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended April 30, 2010, AAMISL earned $823,816 for advisory services provided to the Fund.

Brown Brothers Harriman & Co. ("BBH & Co."), is the Fund's U.S. Administrator, along with other Funds advised by Aberdeen (collectively the "Funds"). The Funds pay BBH monthly, at an annual rate of .06% of the Funds aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1billion. For the six months ended April 30, 2010, BBH & Co. earned $44,176 for administrative and fund accounting services.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended October 31, 2009, 2,180 shares were issued through the directors compensation plan. During the six months ended April 30, 2010, 1,234 shares were purchased pursuant to the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Effective March 1, 2010, the Board of Directors approved an Investor Relations Services Agreement that includes enhanced investor relations services for the Fund. Under terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. ("AAMI") serves as the Fund's investor relations services provider. The Fund incurred fees of approximately $9,932 as of April 30, 2010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of April 30, 2010 there were 8,246,665 common shares issued and outstanding.

Note E. Investment in Securities

For the six months ended April 30, 2010, purchases and sales of securities, other than short-term investments, were $9,750,585 and $8,208,128, respectively.

Note F. Credit Facility

On November 13, 2009, the Fund entered into a credit facility along with other Funds advised by Aberdeen (collectively, the "Funds"). The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds will pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds will pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the period ended April 30, 2010, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

At April 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $148,558,622, $28,619,398, $(21,488,131) and $7,131,267, respectively.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 04/30/10	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	10/05/00 – 12/09/05	$1,160,483	$497,217	0.32	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,633,194	597,268	0.38	258,608	–
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,790,776	782,511	0.50	7,129,731	851,172
Exxel Capital Partners V, L.P.	05/11/98 – 12/03/98	380,481	0	0.00	205,185	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,812,299	586,025	0.37	724,175	–
JPMorgan Latin America Capital Partners L.P.	04/10/00 – 03/20/08	666,719	294,946	0.19	2,290,424	502,195
K.T. Concord Venture Fund L.P.	12/08/97 – 09/29/00	1,260,856	92,322	0.06	1,320,492	–
Neurone Ventures II, L.P.	11/24/00 – 02/24/09	193,007	199,726	0.13	297,649	63,816
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,624,685	490,200	0.31	380,279	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 12/21/09	612,167	841,455	0.53	1,614,017	51,800
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	863,112	0.55	1,109,561	–
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	886,646	592,984	0.37	3,514,709	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 12/17/09	856,166	594,831	0.38	942,976	125,812
Total		$16,163,060	$6,432,597	4.09	$27,088,200	$2,598,090

The Fund may incur certain costs in connection with the disposition of the above securities.

Note I. Share Repurchase Program

Effective November 1, 2009, The Board of Directors of the Fund authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares. Such purchases may be made when the Fund's shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. As of April 30, 2010 the Fund did not repurchase any shares.

Note J. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note K. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Notes to Financial Statements (concluded)

April 30, 2010 (unaudited)

opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

Risks Associated with Emerging Markets:

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

Note L. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 8, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1)  To re-elect, or in the case of Gregory Hazlett, elect certain directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac	4,818,633	2,243,190
James J. Cattano	4,827,675	2,234,148
Gregory Hazlett	4,829,389	2,232,434

Directors whose term of office continued beyond this meeting are as follows: Walter Eberstadt, Steven Rappaport and Martin Torino.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Aberdeen Emerging Markets Telecommunications Fund, Inc. c/o Computershare P.O. Box 43078 Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Walter Eberstadt

Gregory A. Hazlett

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Vincent McDevitt, Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Tim Sullivan, Vice President

Hugh Young, Vice President

Investment Manager

Aberdeen Asset Management Investment Services Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Administrator & Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of April 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications Fund, Inc. are traded on the NYSE Amex Exchange under the symbol "ETF". Information about the Fund's net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2010, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 4, 2010.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs 1	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs 1
November 1 through November 30, 2009	0	0	920,516	732,319
December 1 through December 31, 2009	0	0	920,516	732,319
January 1 through January 31, 2010	0	0	920,516	732,319
February 1 through February 29, 2010	0	0	920,516	732,319
March 1 through March 31, 2010	0	0	920,516	732,319
April 1 through April 30, 2010	0	0	920,516	732,319
Total	0	0	920,516	-

 (1)  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specific by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Emerging Markets Telecommunications Fund, Inc.

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Emerging Markets Telecommunications Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Emerging Markets Telecommunications Fund, Inc.

Date: June 29, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Emerging Markets Telecommunications Fund, Inc.

Date: June 29, 2010